UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

WEX INC.
(Name of Registrant as Specified In Its Charter)

IMPACTIVE CAPITAL MASTER FUND LP

IMPACTIVE CAPITAL LP

IMPACTIVE CAPITAL LLC

IMPACTIVE ZEPHYR FUND LP

IMPACTIVE SIERRA FUND LP

LAUREN TAYLOR WOLFE

CHRISTIAN ASMAR

KURT P. ADAMS

ELLEN R. ALEMANY

ALEMANY OCTOBER 2025 GRAT NO. 1

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Impactive Capital Master Fund LP (“Impactive Capital Master Fund”), together with the other participants named herein (collectively, “Impactive”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2026 annual meeting of stockholders (the “Annual Meeting”) of WEX Inc., a Delaware corporation (the “Company”).

Item 1: On April 10, 2026, Impactive sent a letter to stockholders of the Company, a copy of which is attached hereto in Exhibit 99.1 and incorporated herein by reference.

Item 2: Also on April 10, 2026, Impactive issued the following press release:

Impactive Capital Files Definitive Proxy Statement and Sends Letter to Shareholders Outlining Urgent Need for Board Change at WEX

Details How Board’s Failed Oversight and Poor Governance, Combined with WEX’s Persistent Underperformance, Have Contributed to Widening Valuation Gap Compared with Closest Peer

Highlights That Nominees Kurt Adams, Ellen Alemany and Lauren Taylor Wolfe Bring Critical Industry Experience and Ownership Mentality Needed to Improve Oversight, Drive Operational Performance and Enhance Capital Allocation

Visit www.WakeUpWEX.com for More Information

New York, NY – April 10, 2026 – Impactive Capital, LP (“Impactive” or “we”), together with its affiliates, is one of the largest shareholders of WEX Inc. (NYSE: WEX) (the “Company” or “WEX”) with an ownership interest of approximately 4.9%. Impactive today announced that it has filed definitive proxy materials in connection with the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), which is currently scheduled for May 5, 2026.

Additionally, Impactive sent a letter to shareholders detailing how the WEX Board of Directors (the “Board”) has failed to respond to clear investor discontent, neglected to exercise adequate oversight of management, and taken desperate steps to entrench itself.

In its letter, Impactive highlights that Board change is needed to course correct and stem the years-long tide of underperformance by the Company, which has led to a severe undervaluation by the market. As Impactive points out, there is no reason why WEX, with the right strategy and operational execution, could not close the valuation gap to its closest competitor, Corpay.

The full text of the letter is available here.

For more information, including how to vote on Impactive’s WHITE proxy card, please visit www.WakeUpWEX.com.

VOTE ON THE WHITE PROXY CARD TODAY FOR ALL OF IMPACTIVE’S HIGHLY QUALIFIED DIRECTOR NOMINEES

If you have any questions, require assistance in voting your WHITE universal proxy card, or need additional copies of Impactive’s proxy materials, please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 285-5990

Banks and Brokers call: (212) 297-0720

E-mail: info@okapipartners.com

Investor Contacts:
Bruce Goldfarb / Chuck Garske / Lisa Patel
Okapi Partners
(877) 285-5990

info@okapipartners.com

OR

info@impactivecapital.com

Media Contact:

Longacre Square Partners
impactive@longacresquare.com

ADDITIONAL INFORMATION

Impactive Capital Master Fund LP, together with the other participants in its proxy solicitation (collectively, “Impactive”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies with respect to the election of Impactive’s slate of highly qualified director candidates and the other proposals to be presented at the 2026 annual meeting of stockholders (the “Annual Meeting”) of WEX Inc., a Delaware corporation (“WEX” or the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Impactive’s proxy solicitation. These materials and other materials filed by Impactive with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Impactive with the SEC are also available, without charge, by directing a request to Impactive’s proxy solicitor, Okapi Partners LLC, at its toll-free number (877) 285-5990 or via email at info@okapipartners.com.

Item 3: Also on April 10, 2026, Impactive sent material to stockholders of the Company, a copy of which is attached hereto in Exhibit 99.1 and incorporated herein by reference.

Item 4: Also on April 10, 2026, Impactive launched a website to communicate with the Company’s stockholders regarding the Annual Meeting. The website address is www.WakeUpWEX.com.The following materials were posted by Impactive to www.WakeUpWEX.com:

Our Nominees Important Materials How To Vote About Impactive Contact

Resources / Important Materials

Press Releases

Impactive Capital Nominates Four Candidates to WEX Board
2.9.26 BUSINESS WIRE

Impactive Capital Comments on Clear Message Sent by WEX Inc. Shareholders That Board Change Is Needed
5.22.25 BUSINESS WIRE

Impactive Capital Issues Letter to WEX Inc. Shareholders Announcing Its Intention to Vote Against Three Directors at 2025 Annual Meeting
5.2.25 GLOBENEWSWIRE

Important Materials

Impactive Letter to WEX Shareholders
4.10.26

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INVESTOR CONTACT

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info@okapipartners.com

MEDIA CONTACT

Longacre Square Partners
impactive@longacresquare.com

WAKE UP WEX

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About Impactive

IMPACTIVE CAPITAL

- Impactive is an investment management firm founded by Lauren Taylor Wolfe and Christian Asmar in 2018
- We invest in high quality, attractively valued businesses and seek to engage collaboratively with management teams and boards to unlock value
- Investing over a longer term, multi-year time horizon allows Impactive to think and invest like owners to drive sustainable returns for all stakeholders
- Since inception we have made over 25 investments and only been forced to make our demands public once before
- Initially invested in WEX in 2021 and currently own 4.9% of shares.
- Impactive views on WEX are informed by extensive diligence: over 100 conversations with industry experts, three proprietary surveys, and analysis of electric vehicle data over a 5-year investment hold period

As a significant and long-term investor in WEX, our interests are directly aligned with those of all shareholders.

Meet our vetted and qualified nominees

OUR NOMINEES

WE WANT TO HEAR FROM YOU

Anonymously submit your views or concerns.

Enter your message here.

SUBMIT

STAY UPDATED

Fill out the form to receive important updates.

Enter your name

Enter your email

SUBMIT

INVESTOR CONTACT

Okapi Partners
info@okapipartners.com

MEDIA CONTACT

Longacre Square Partners
impactive@longacresquare.com

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